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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         August 15, 1997
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                        TARRAGON REALTY INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


         California                  0-8003                    94-2432628
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(State or other jurisdiction       (Commission              (I.R.S. Employer
       of incorporation)            File No.)              Identification No.)


      3100 Monticello, Suite 200, Dallas, Texas                   75205
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      (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code          (214) 599-2200
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         (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On August 15, 1997, Tarragon Realty Investors, Inc., (the "Company") purchased Park 20 West Office Park (the "Property") for $3.5 million. The purchase price was based on an estimated capitalization rate of approximately 16%. The Property consists of ten buildings, eight of which are single story, comprising 68,535 square feet and is located in Tallahassee, Florida. Two of the buildings were constructed in the early 1950s, and the remaining buildings were constructed in 1972. The Property is currently 100% occupied, with 91% of the total square footage occupied by three tenants: General Dynamics, Tallahassee Community College, and the State of Florida Department of Corrections. The Property was purchased from Adar Realty Company, a New York general partnership which has no other relationship to the Company.

A portion of the purchase price was financed through a $648,000 loan to the Company from Tarragon Realty Advisors, Inc. ("Tarragon"), the Company's advisor. The loan from Tarragon bears interest at prime plus 1% per annum and matures in December 1997. A portion of the purchase price was financed through the assumption of an existing first mortgage loan in the amount of $1.9 million held by Mellon Mortgage Company. The mortgage loan bears interest at 8.68% per annum, is payable in monthly installments of principal and interest of $17,585, and matures in March 2006. The cash portion of the purchase price totaling $882,000 was funded by the Company's cash on hand. In connection with the acquisition, the Trust will pay an acquisition fee of $34,550 to Tarragon.

The $3.5 million purchase price exceeds 10% of the Trust's consolidated assets at November 30, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of property acquired.

At this time, it is impracticable to provide the financial statements required by Regulation S-X. Such financial statements shall be filed as an amendment to this form within sixty (60) days of the date hereof.

(b)      Pro forma financial information.

At this time, it is impracticable to provide the pro forma financial information required by Regulation S-X. Such financial statements shall be filed as an amendment to this form within sixty (60) days of the date hereof.







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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TARRAGON REALTY INVESTORS, INC.
                                                (Registrant)


                                        By: /s/ Robert C. Irvine
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                                                Robert C. Irvine
                                                Executive Vice President and
                                                Chief Financial Officer


DATED:   September 2, 1997

























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